                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary  Information  Statement
[_]  Confidential,  For Use of the Commission
only (as permitted by Rule 14c-5(d)(2))
[_] Definitive Information Statement

                            RELATIONSERVE MEDIA, INC.
                (Name of Registrant As Specified In Its Charter)

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[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

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                            RELATIONSERVE MEDIA, INC.
                         877 Executive Center Drive West
                          St. Petersburg, Florida 33702

                       ----------------------------------

                              INFORMATION STATEMENT

                       ----------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This  Information  Statement is first being mailed on or about April 3,
2006, to the holders of record of the common stock of RelationServe  Media, Inc.
as of the  close of  business  on March  31,  2006  (the  "Record  Date").  This
Information Statement relates to certain actions taken by the written consent of the holders of a majority of our outstanding common stock, dated March ___, 2006
(the "Written Consent").

         The  Written  Consent  authorized,  effective  upon the  twentieth  day following the mailing of this  Information  Statement to the stockholders of the
Company,  (i) an amendment to our  certificate of  incorporation  increasing the number of  authorized  shares of common  stock,  par value $0.001 per share (the
"Common Stock"), to 190,000,000 shares from 90,000,000 shares, (ii) an amendment to our  certificate of  incorporation  changing the Company's  corporate name to
SendTec, Inc. from RelationServe Media, Inc., and (iii) the adoption of our 2006
Incentive Stock Plan (the "Plan").

         The Written Consent constitutes the consent of a majority of our voting securities and is sufficient under the Delaware General  Corporation Law and our
Bylaws to approve the increase in  authorized  common  stock,  the change in our corporate name and the Plan.  Accordingly,  these corporate  actions will not be submitted to our other stockholders for a vote.

         This  Information  Statement  is being  furnished to you to provide you with material  information  concerning  the actions taken by Written  Consent in accordance  with the  requirements  of the Securities  Exchange Act of 1934 (the
"1934 Act"), as amended, and the regulations promulgated  thereunder,  including
Regulation 14C. This Information Statement also constitutes notice under Section
228 of the  Delaware  General  Corporation  Law of the  action  taken by Written
Consent.

By Order of the Board of Directors,

----------------------------
Paul Soltoff
Chief Executive Officer

                         ******************************

                               GENERAL INFORMATION

         This  Information  Statement is being first mailed on or about April 3,
2006,  to our  stockholders  by the  board  of  directors  to  provide  material information  regarding  corporate actions that have been taken by us through the
Written Consent.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Only  one  Information  Statement  is  being  delivered  to two or more security  holders  who  share  an  address  unless  we  have  received  contrary instruction from one or more of the security  holders.  We will promptly deliver upon written or oral request a separate copy of the  Information  Statement to a security  holder at a shared  address to which a single copy of the document was delivered.  If you would like to request  additional  copies of the  Information
Statement,  or if in the future you would  like to  receive  multiple  copies of information or proxy  statements,  or annual  reports,  or, if you are currently receiving  multiple copies of these documents and would, in the future,  like to receive only a single copy,  please so instruct Donald Gould, our Secretary,  by writing to him at 877 Executive  Center Drive West,  Suite 300, St.  Petersburg,
Florida 33702, or calling him at (727) 576-6630.

         The  Record  Date has been fixed as the date for the  determination  of stockholders  entitled to receive this Information  Statement.  As of the Record
Date,  there were  40,791,920  shares of Common Stock issued and outstanding and entitled to vote.

                     INFORMATION ON CONSENTING STOCKHOLDERS

         Pursuant to the our bylaws and the Delaware General  Corporation Law, a vote by the  holders of at least a  majority  of the  outstanding  shares of the
Company  entitled to vote (the "Voting Shares") is required to effect the action described herein. Our Certificate of Incorporation does not authorize cumulative voting for these  corporate  actions.  As of the record  date,  the  Company had
40,791,920 voting shares of common stock issued and outstanding.  The consenting stockholders are the record and beneficial owners of [ ] shares of the Company's common stock, which represents  approximately [ ]% of the total number of Voting
Shares.  Pursuant to Section 228(a) of the Delaware General Corporation Law, the
consenting  stockholders  voted in favor of the  actions  described  herein in a written consent, dated March __, 2006. No consideration was paid for the consent of the consenting stockholders. The consenting stockholders' names, affiliations with us and their beneficial holdings are as follows:

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NAME                  AFFILIATION           VOTING SHARES             PERCENTAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL
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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The information  regarding beneficial ownership of our Common Stock has been  presented in accordance  with the rules of the SEC.  Under these rules,  a person or entity may be deemed to  beneficially  own any shares as to which such person  or  entity,  directly  or  indirectly,  has or  shares  voting  power or investment  power, or has the right to acquire voting or investment power within
60 days through the exercise of any stock option or other right.  The percentage of beneficial  ownership as to any person as of a particular  date is calculated by dividing (a) (i) the number of shares beneficially owned by such person, plus
(ii) the  number of  shares as to which  such  person  has the right to  acquire voting or  investment  power  within 60 days,  by (b) the total number of shares outstanding  as of such date,  plus any shares that such person has the right to acquire from us within 60 days.  Including  those shares in the tables does not, however,  constitute  an  admission  that the named  stockholder  is a direct or indirect beneficial owner of those shares.

         Based solely upon information available to us, the following table sets forth certain information  regarding beneficial ownership of our Common Stock as of March __, 2006 by (i) each person or entity  known by us to own  beneficially more than 5% of our  outstanding  Common  Stock,  (ii) each of our directors and
Named  Executive  Officers (as hereafter  defined),  and (iii) all directors and executive  officers  as a group.  Except  as  otherwise  indicated,  each of the stockholders  named below has sole voting and  investment  power with respect to such shares of Common Stock:

                                                                     Percentage
Name and Address of                         Number of Shares        Beneficially
Beneficial Owner(1)                        Beneficially Owned          Owned
------------------------------------  --------------------------  --------------
Paul Soltoff                                  3,341,276(2)              8.2%
Donald Gould                                  2,248,013(3)              5.5%
Eric Obeck                                    2,788,487(4)              6.8%
Michael Brauser                                 100,000(5)               *
LB I Group Inc.                               3,034,795(6)              7.3%
MHB Trust                                     5,392,500(7)             12.4%
Leslie T. Altavilla Revocable Trust           3,200,000(8)              7.9%
Shawn McNamara                                   43,334(9)               *
Adam Wasserman                                        0                  0
Danielle Karp                                   100,000(10)              *
Ohad Jehassi                                    125,000(11)              *
Mandee Heller Adler                             200,000(12)              *
Scott Young                                           0                  0
--------------------
* Represents less than 1%.

(1)      Unless  otherwise  indicated,  the address of each  stockholder  listed above is c/o the executive offices of Relationserve

(2)      Based on a Schedule 13D filed on March 1, 2006. Mr. Soltoff's  business address is c/o SendTec  Acquisition  Corp.,  877 Executive Center Drive
         West, Suite 300, St. Petersburg, Florida 33702.

(3)      Based on a Schedule 13D filed on March 1, 2006.  Mr.  Gould's  business address is c/o SendTec  Acquisition  Corp.,  877 Executive Center Drive
         West, Suite 300, St. Petersburg, Florida 33702.

(4)      Based on a Schedule 13D filed on March 1, 2006.  Mr.  Obeck's  business address is c/o SendTec  Acquisition  Corp.,  877 Executive Center Drive
         West, Suite 300, St. Petersburg, Florida 33702.

(5)      Consists of presently  exercisable  warrants to purchase 100,000 shares of Common Stock held by DIG  Investment  Trust,  an entity in which the wife of Mr.  Brauser is the trustee of a trust for the benefit of their children.  Mr. Brauser disclaims  beneficial  ownership of the warrants and the shares of Common Stock underlying the warrants.

(6)      Based on a Schedule  13G filed on February  15,  2006,  LB I Group Inc.
         beneficially owns 3,034,795 shares of Common Stock. Such shares include a warrant to  purchase  1,037,985  shares of Common  Stock  exercisable within 60 days.  Lehman  Brothers  Inc.  is the parent  company of LB I
         Group.  Lehman Brothers Holdings Inc., a public reporting  company,  is the parent  company of Lehman  Brothers Inc. The address for LB I Group is c/o Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022,
         Attn:  Eric  Salzman  and  Will  Yelsits.  Lehman  Brothers  Inc.  is a
         registered broker-dealer.

(7)      Includes  immediately  exercisable warrant to purchase 2,792,500 shares of Common Stock. MHB Trust's address is c/o Southpac Trust Limited, ANZ
         House, Main Road, Avara, Raratongo, Cook Islands. Mr. Brauser disclaims beneficial  ownership of any shares of Common  Stock or Warrants  owned
         MHB Trust.

(8)      The business  address for the trust is 14300 Clay Terrace  Blvd.,  Ste.
         269, Carmel, IN 46037.

(9)      Consists  of an  option to  purchase  33,334  shares  of  Common  Stock exercisable within 60 days and 10,000 shares of restricted Common Stock granted under the 2005 Plan. Such restrictions  lapse as to 1/3 of such shares on the six  month,  one year and two year  anniversaries  of the date of grant.

(10)     Consists of immediately  exercisable  option to purchase 100,000 shares of Common Stock.

(11)     Consists of an immediately exercisable option to purchase 25,000 shares of Common Stock and 80,000  shares of  restricted  Common Stock granted under the 2005 Plan.

(12)     Includes  immediately  exercisable option to purchase 100,000 shares of
         Common Stock granted under the 2005 Incentive Plan.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        NOTICE TO STOCKHOLDERS OF ACTION TAKEN BY CONSENT OF STOCKHOLDERS

The following  actions were taken by the written  consent of the majority of our stockholders:

                                    ACTION 1
                       INCREASE IN OUR AUTHORIZED CAPITAL

         The consenting  stockholders  have adopted and approved an amendment to our Certificate of Incorporation to increase the number of authorized  shares of
Common  Stock to  190,000,000  from  90,000,000  shares (the  "Authorized  Share
Amendment"),  without  affecting  the par  value  per  share or amount of shares outstanding.

         The  Authorized  Share  Amendment  will  be  implemented  by  filing  a
Certificate of Amendment with the Secretary of State of the State of Delaware, a form of which is attached hereto as ANNEX A. Under Federal  Securities  laws, we cannot  file the  Certificate  of  Amendment  until at least 20 days  after  the mailing of this  Information  Statement.  As of the record date,  the authorized number of shares of our Common Stock is 90,000,000, of which  40,791,200  shares are outstanding.  We also have (i) outstanding  warrants and option  exercisable into an  aggregate  of  20,115,214  shares of  Common  Stock,  (ii)  outstanding
Debentures  convertible into 23,300,000 shares of Common Stock,  (iii) 5,852,000 shares  reserved for issuance if the Debenture  holders  exercise their right to purchase additional Debentures,  and (iv) 8,000,000 shares reserved for issuance under stock option  plans.  In addition,  the terms of our  Securities  Purchase
Agreement with our Debenture  holders requires us to register an amount equal to
130% of the  shares  of common  stock  that they  either  currently  hold or are entitled upon the exercise or conversion of all warrants or Debentures that they currently hold. Accordingly, we need to increase our authorized capital stock to ensure that we are not in breach of the Debentures  and the Securities  Purchase
Agreement  relating to the Debentures.  In addition,  we believe that additional authorized shares are needed to provide for potential conversions of outstanding securities that are convertible  into shares of our Common Stock, and to provide us  adequate  flexibility  to  engage in future  capital  raising  transactions, acquisitions or other transactions that might require the issuance of our Common
Stock.

         Although this action is not intended to have any  anti-takeover  effect and is not part of any series of  anti-takeover  measures  contained in any debt instruments or the Certificate of  Incorporation  or our Bylaws in effect on the date of this  Information  Statement,  our  stockholders  should  note  that the availability of additional  authorized and unissued shares of common stock could make any attempt to gain control of our company or the board of  directors  more difficult or time consuming and that the  availability of additional  authorized and unissued shares might make it more difficult to remove management.  Although the board of directors  currently has no intention of doing so, shares of common stock  could be issued by the board of  directors  to dilute the  percentage  of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares  necessary to acquire control of the board of directors or to meet the voting  requirements  imposed by Delaware  law with  respect to a merger or other business combination involving our company.

                                    ACTION 2
                          CHANGE OF OUR CORPORATE NAME

         On August 9, 2005,  we entered into an asset  purchase  agreement,  (as subsequently amended, the "Agreement") with theglobe.com,  inc. for the purchase
of  the  business  and  substantially  all  of  the  assets  of  SendTec,   Inc.
("SendTec"). The purchase price for SendTec under the Agreement was $37,500,000, subject to adjustment, and the assumption of certain liabilities. On October 31,
2005 we  assigned  its rights  under the  Agreement  to an  affiliated  company,
SendTec Acquisition Corp. ("STAC") and entered into certain agreements providing for  financing  of the  transactions.  As a result  of  requirements  under  the acquisition financing  arrangements described herein, from October 31, 2005 (the
"Acquisition  Date") through  February 3, 2006 (the  "Consolidation  Date") STAC operated independently and as a minority-owned affiliate of the Company prior to the  Consolidation  Date.  Following  the  Consolidation  Date,  STAC  became  a
wholly-owned   subsidiary  of  the  Company  in  connection  with  a  series  of transactions that took place on the Consolidation Date (the "Consolidation").

         As a result of the  Consolidation,  the  business  of STAC  became  our primary  business.  Accordingly,  on March  17,  2006,  our  board of  directors authorized that our name be changed to SendTec,  Inc. (the "Name  Change").  The consenting  stockholders  adopted and  approved  the Name  Change.  Our board of directors and our consenting stockholders believe that the Name Change is in our best interest  because it better  reflects our current  operations  and business strategy.

         The  Name  Change  will be  implemented  by  filing  a  Certificate  of
Amendment with the Secretary of State of the State of Delaware,  a form of which is attached hereto as ANNEX A. Under Federal Securities laws, we cannot file the
Certificate  of  Amendment  until at least 20 days  after  the  mailing  of this
Information Statement.

                                    ACTION 3
                    APPROVAL OF THE 2006 INCENTIVE STOCK PLAN

         The 2006 Incentive  Stock Plan (the "Plan") was adopted by the Board of
Directors on March 3, 2006 and approved by the written consent of the consenting stockholders.  The reasons for adopting the Plan and the purpose of the Plan are as follows:

         o    to  provide  an  incentive  to  retain  in  the  employ  of and as directors, officers,  consultants,  advisors, and employees of our company, persons of training, experience, and ability;

         o    to attract new directors,  officers,  consultants,  advisors,  and employees whose services are considered valuable;

         o    to encourage  the sense of  proprietorship  and to  stimulate  the active interest of such persons into our development and financial success.

Accordingly,  our board of  directors  developed  the Plan,  which  provides for grants of options and restricted  stock.  We intend that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal  Revenue Code while certain other options granted pursuant to the plan shall be nonqualified stock options. The board of directors believes that the Plan will allow us better retain and recruit the best possible personnel.

         A summary of the Plan is set forth below, and its full text is attached hereto as ANNEX B. The  following  discussion  is  qualified  in its entirety by reference to ANNEX B.

ADMINISTRATION OF THE PLAN

         The board of directors shall appoint and maintain as  administrator  of the plan a Committee  consisting of  "Non-Employee  Directors"  (as such term is defined in Rule 16b-3 of the  Securities  Exchange Act of 1934,  as amended) and
"Outside  Directors"  (as such term is defined in Section 162(m) of the Internal
Revenue Code), which shall serve at the pleasure of the board of directors.  The
Committee,  subject to certain  restrictive  provisions of the Plan,  shall have full power and authority to designate recipients of options and restricted stock agreements and to interpret  provisions and supervise the  administration of the plan.  Until such time as the board of  directors  appoints the  Committee,  the board of directors shall administer the Plan.

         The board of directors is  authorized to amend,  suspend,  or terminate the Plan,  except that no amendment  shall be, which without the approval of our stockholders  would:  (a) increase the number of shares issuable under the Plan;
(b) materially  increase the benefits accruing to option holders under the Plan;
(c) materially modify Plan eligibility  requirements;  (d) decrease the exercise price of an option to less than 100% of the underlying stock's fair market value or (e) extend the term of any option beyond that provided in Section 5(b) of the
Plan.

         The Plan will expire on March 1, 2016.

COMMON STOCK SUBJECT TO THE PLAN

         The Plan provides that options and restricted stock may be granted with respect to 2,700,000 shares of our Common Stock. The maximum number of shares of
Common  Stock  that can be  subject  to  options  granted  under the Plan to any individual shall not exceed 1,000,000 shares. The shares of Common Stock subject to the Plan shall  consist of unissued  shares,  treasury  shares or  previously issued  shares  held by any  subsidiary  of the  Company.  Should  any option or restricted stock expire ore be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or restricted  stock be reduced for any reasons, the shares of Common  Stock  subject to such option or  restricted  stock may be subject to future options or restricted  stock,  except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

PARTICIPATION

         Any director,  officer,  employee,  consultant,  vendor,  joint venture partners or advisors to the Company or any of its subsidiaries shall be eligible to receive options or restricted stock under the Plan.  However,  only employees of the Company or its subsidiaries can receive incentive stock options.

         In selecting  participants,  and in determining the number of shares to be covered by each option or share of restricted  stock granted to participants, the  Committee  may consider  any factor it deems  relevant,  including  without limitation,  the office or position held by the participant,  the  participant's relationship to the Company,  the participant's degree of responsibility for and contribution to the growth and success of our business, the participant's length or service, promotions and potential.

OPTION PRICE

         The purchase price of each share of our Common Stock  purchasable under an  incentive  option  or a  nonqualified  option  shall  be  determined  by the
Committee at the time that the option is granted, but shall be no less than 100%
of the Fair  Market  Value (as  defined  in the plan) of the  underlying  common stock. If an incentive stock option is granted to an employee who owns more than
10% of the total combined voting power of all classes of stock of the Company or of any  subsidiary,  the  purchase  price per share of common  stock shall be at least  110% of the Fair  Market  Value pre share of Common  Stock on the date of grant.

OPTION TERM

         The term of each option shall be fixed by the Committee,  but no option shall be exercisable  more than ten years after the date such option is granted.
If an incentive  stock option is granted to an employee,  who at the time of the grant owns more than 10% of the total  combined  voting  power of all classes of the Company's Common Stock or of any subsidiary,  no such incentive stock option shall be exercisable more than five years after the date of grant.

EXERCISABILITY

         Options shall be  exercisable at such time or times and subject to such terms and  conditions  as shall be  determined  by the  Committee at the time of grant. In the absence of any option vesting periods  designated by the Committee at the time of grant,  options shall vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third  anniversaries  of the date of grant.  In addition,  the Plan provides that no options shall be exercisable  until such time as any vesting  limitation required by Section 16 of the Securities Exchange Act of 1934 and related rules, shall be satisfied if such limitation  shall be required for continued  validity of the exemption provided under Rule 16b-3(d)(3).

         In the event of a Change of  Control  (as  defined  in the  Plan),  the
Committee may accelerate the vesting and exercisability of outstanding  options.
In its  sole  discretion,  the  Committee  may  also  determine  that,  upon the occurrence  of a Change of Control,  each  outstanding  option  shall  terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share of Common Stock subject to such  option,  an amount  equal to the excess of the Fair  Market  Value of such shares  immediately  prior to the Change in Control over the exercise  price per share of such option; such amount shall be payable in cash or other property.

         Options  are  not  transferable  and  may be  exercised  solely  by the participant  during her or his  lifetime of after her or his death by the person or persons  entitled to such option under her or his will or laws of descent and distribution.

REGISTRATION OF STOCK

         Notwithstanding  any  other  provision  in the Plan,  no option  may be exercised unless and until the shares of Common Stock to be issued upon exercise of the  option  have  been  registered  under  the  Securities  Act of 1933  and applicable  state  securities  laws,  or are,  in the  opinion of the  Company's counsel exempt from such registration.

         The Company is under no obligation  to register  under federal or state securities  laws any shares of Common  Stock to be issued  upon the  exercise of options in order to permit the  exercise of an option,  although the Company may in its sole discretion  register such shares of Common Stock at such time as the
Company  shall  determine.  If the Company  chooses to comply with any exemption from registration,  the shares of Common Stock issued under the Plan, may at the direction of the Committee,  bear an appropriate  restrictive legend restricting the  transfer  or  pledge  of the  shares,  and  the  Committee  may  also  give appropriate  stop  transfer  instructions  with  respect  to such  shares to the
Company's transfer agent.

TAX TREATMENT OF INCENTIVE STOCK OPTIONS

         In general,  no taxable  income for federal income tax purposes will be recognized  by an option  holder upon receipt or exercise of an incentive  stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of
(i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference  between the sale price on disposition  and the exercise price.

         If,  however,  the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of  disposition  equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price,  or (ii) the difference  between the sale price
upon   disposition  and  the  exercise  price.   Any  additional  gain  on  such
disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder  provided that such amount  constitutes an ordinary and reasonable expense of ours.

TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

         No taxable  income will be  recognized by an option holder upon receipt of a  nonqualified  stock option,  and the Company will not be entitled to a tax deduction for such grant.

         Upon the exercise of a  nonqualified  stock  option,  the option holder will generally include in taxable income,  for federal income tax purposes,  the excess in value on the date of exercise of the shares  acquired  pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

         The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

WITHHOLDING OF TAX

         The Company is  permitted to deduct and  withhold  amounts  required to satisfy our withholding tax liabilities with respect to
our employees.

RESTRICTED STOCK GRANTS

         Restricted  stock may be  granted  under this Plan  aside  from,  or in association  with,  any other award.  A  participant  shall have no rights to an award of restricted  stock unless and until the  participant  accepts the award, and if the Committee  shall deem it desirable,  makes payments to the Company of cash, or by check. After acceptance and the issuance of a stock certificate, the participant  shall  have all the  rights of a  stockholder  with  respect to the restricted stock.

         The Company shall issue in the participant's name a certificate for the shares of Common Stock associated with the award of restricted  stock;  however, unless  otherwise  provided,  the  certificate  shall  not be  delivered  to the participant  until such  shares are free of any  restrictions  specified  by the
Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the  restricted  stock  grant  have been  satisfied,  and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control,  the Committee may  accelerate  the vesting of  outstanding restricted stock, in its sole discretion.

TAX TREATMENT OF RESTRICTED STOCK GRANTS

         Except as  discussed  below,  upon the grant of  restricted  stock,  no income is realized by a participant,  and the Company is not allowed a deduction at that time.  When the  restricted  stock  vests and is no longer  subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable  ordinary income in an amount equal to the Fair Market Value at the time of  vesting of the  shares of  Restricted  Stock  which  have  vested  (less the purchase price  therefor,  if any),  and,  subject to the limitations of Section
162(m) of the Internal  Revenue Code, the Company is entitled to a corresponding deduction at such time.

         If a  participant  makes a timely  election  under Section 83(b) of the
Internal Revenue Code, the participant  recognizes taxable ordinary income in an amount  equal to the Fair  Market  Value at the time of grant of the  restricted stock  (less  the  purchase  price  therefor,  if  any),  and,  subject  to  the limitations  of Section  162(m) of the  Internal  Revenue  Code,  the Company is
entitled to a corresponding deduction at such time.

OPTION AND RESTRICTED STOCK GRANTS

         Options to purchase shares of the Company's  Common Stock or restricted stock have not yet been granted pursuant to the Plan, although it is anticipated that options will be granted in the near future.  The following table sets forth the number of options  currently held by each of the Company's current Executive
Officers,  all  Executives  as a group,  Non-Executive  Directors as a group and
Non-Executive Officer Employees as a group.

                                       10

                        OPTIONS HELD AS OF MARCH 22, 2006

Name and Position                  Number of Options      Restricted Stock Award
-----------------                  -----------------      ----------------------

1.  Paul Soltoff                            0                       0

2.  Donald Gould                            0                       0

3.  Eric Obeck                              0                       0

4.  Shawn McNamara                       100,000                  10,000

5.  Adam Wasserman                          0                       0

6.  Executive Group                      100,000                    0

7.  Non-Executive Director Group            0                       0

8.  Non-Executive Employee Group          [   ]                   [   ]

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                                       11

                        DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

         Our directors and executive  officers as of the date of this report are as follows:

                               YEAR
                              BECAME
                                A       PRINCIPAL OCCUPATION FOR THE PAST FIVE
     NAME             AGE    DIRECTOR   YEARS AND CURRENT PUBLIC DIRECTORSHIPS

Paul Soltoff          51       2005     CHIEF EXECUTIVE  OFFICER AND DIRECTOR OF
                                        THE COMPANY SINCE FEBRUARY  2006.  Chief
                                        Executive Officer of STAC since February
                                        2006 and Chairman of the Board and Chief
                                        Executive  Officer of SendTec  since its
                                        inception in February  2000. Mr. Soltoff
                                        is a director of Health  Benefits Direct
                                        Corporation,    an   online    insurance
                                        marketplace  that  enables  consumers to
                                        shop  online for  individual  health and
                                        life  insurance  and  obtain   insurance
                                        company-   sponsored   quotes  for  such
                                        coverage.

Eric Obeck            41        -       PRESIDENT OF THE COMPANY SINCE  FEBRUARY
                                        2006.  President of STAC since  February
                                        2006 and President of SendTec since July
                                        2003. Chief Operating Officer of SendTec
                                        from August 2000 through June 2003.

Donald Gould          42        -       CHIEF  FINANCIAL  OFFICER OF THE COMPANY
                                        SINCE  FEBRUARY  2006.  Chief  Financial
                                        Officer of STAC since  February 2006 and
                                        of SendTec since 2000.

Michael Brauser       50       2005     CHAIRMAN  OF THE BOARD OF  DIRECTORS  OF
                                        THE COMPANY SINCE OCTOBER 2005. Founder,
                                        President  and  CEO  of  Marlin  Capital
                                        Partners,  a private investment company,
                                        since   2003.    President   and   Chief
                                        Executive   Officer  of  Naviant,   Inc.
                                        (eDirect,  Inc),  an internet  marketing
                                        company,   from   1999   through   2002.
                                        Director  and  Founder of  Seisint  Inc.
                                        (eData.com,   Inc),  from  1999  through
                                        2003.

Shawn McNamara        40        -       PRINCIPAL  EXECUTIVE  OFFICER AND SENIOR
                                        VICE  PRESIDENT  OF  THE  COMPANY  SINCE
                                        NOVEMBER 2005.  Interim Chief  Executive
                                        Officer from  November  2005 through the
                                        present.  From 2004 to October 2005, Mr.
                                        McNamara was  President  of  Marketlink,
                                        Inc.,  an  internet  marketing  company.
                                        From  2001 to  2003,  Mr.  McNamara  was
                                        President  of  Optinic.com,  an internet
                                        marketing  company.  From  1998  through
                                        2001, Mr. McNamara was President and COO
                                        for worldwideweb.com,  a publicly-traded
                                        company   and  an   internet   marketing
                                        company.

Adam C.               41        -       PRINCIPAL   FINANCIAL   OFFICER  OF  THE
Wasserman                               COMPANY SINCE AUGUST 2005. Interim Chief
                                        Financial  Officer  since  August  2005,
                                        Chief  Executive  Officer of CFO Oncall,
                                        Inc.,    a   provider   of    consultant
                                        accounting services  specializing in SEC
                                        financial  reporting,  outsourced  chief
                                        financial   officer   services,    audit
                                        preparation     service,     accounting,
                                        automated    systems,    and    internal
                                        controls, since November 1999.

         Each   director   holds  office  until  the  next  annual   meeting  of
stockholders  or until his or her successor has been duly elected and qualified.
Executive  officers  are elected  annually  and serve at the  discretion  of our
Board.

                                       12

         The Company's purchase of SendTec's assets was financed by the issuance of  Debentures  to  several  holders  including  LB I Group  Inc.,  which  is an affiliated  entity of Lehman Brothers  Holdings Inc. and Lehman Brothers Inc. In
conjunction  with  this  issuance,  on  October  31,  2005,  effective  upon the
Consolidation,  the Company,  Lehman  Brothers Inc. and LB I Group Inc.  entered into a letter agreement, pursuant to which the parties agreed to certain matters relating  to the  composition  of the  Company's  board  of  directors  and  its independent registered public accounting firm.

         There are no  family  relationships  between  any of our  directors  or executive officers.

NOMINATING COMMITTEE

         The  board  of  directors  does not have a  nominating  committee,  the customary functions of which are performed by the entire board of directors. The board  of  directors  has  determined  that  it is  appropriate  not  to  have a nominating  committee  because  of the  relatively  small  size of the  board of directors,  and because the entire board of directors  effectively  functions in the capacity of a nominating committee.

         The board of directors considers  recommendations for director nominees from a wide variety of sources,  including business contacts,  community leaders and members of management.  The board of directors  also  considers  shareholder recommendations  for director  nominees that are properly received in accordance with the Company's  Bylaws and applicable  rules and regulations of the SEC. The board  of  directors  does  not  evaluate  director  candidates  recommended  by
shareholders   differently  than  director  candidates  recommended  from  other sources.

         The board of directors  believes that all of its directors  should have the highest  personal  integrity  and have a record of  exceptional  ability and judgment. The board of directors also believes that its directors should ideally reflect  a mix  of  experience  and  other  qualifications.  There  is  no  firm requirement of minimum  qualifications  or skills that  candidates must possess.
The  board of  directors  evaluates  director  candidates  based on a number  of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors, his or her past performance.

         The board of directors initially evaluates a prospective nominee on the basis of his or her resume and other  background  information that has been made available to them.  A member of the board of directors  will contact for further review  those  candidates  who they  believes are  qualified,  who may fulfill a
specific  board  of  directors  need  and  who  would   otherwise  best  make  a
contribution to the board of directors.

AUDIT COMMITTEE

         Our Board of  Directors  has  determined  that  Michael  Brauser is the financial  expert serving on our Audit Committee and as of December 31, 2005 was
independent  as such term is used in Item  7(d)(3)(iv) of Schedule 14A under the
Exchange Act.

                                       13

CODE OF ETHICS

         We adopted a Code of Ethics that applies to our officers, directors and employees,  including our chief executive officer and chief financial officer. A copy of such Code of Ethics is attached as Exhibit 14 to the  Company's  Current
Report on Form 8-K dated July 13, 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         On December 30, 2005 the Company became subject to Section 16(a) of the
Exchange Act, which requires executive  officers and directors,  and persons who beneficially  own more than ten percent of the common  stock of a company with a class of securities  registered  under the Exchange Act, to file initial reports of  ownership  and  reports of  changes in  ownership  with the  Securities  and
Exchange Commission.  MHB Trust, a Cook Island Trust, which the Company believes is a more  than  ten  percent  owner  of the  Company's  Common  Stock,  has not currently  filed a Form 3 stating such ownership  percentage.  The MHB Trust was established  during  2005 by our  Chairman  of the  Board  Michael  Brauser,  as
settler.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth  information for the three most recently completed  fiscal years  concerning the  compensation of (i) the Chief Executive
Officer and (ii) all other  executive  officers who earned in excess of $100,000 in salary  and bonus in the fiscal  year ended  December  31,  2005 (the  "Named
Executive  Officers").  Such  information  excludes  for the periods  stated all compensation and awards to any STAC officers and directors  inasmuch as the date of the consolidation was in February 2006.

                                       14

                                                                             Long Term Compensation
                                                                   ---------------------------------------
                                                   Annual
                                                Compensation
                                             -------------------
                                                                   Restricted  Securities
                                                                     Stock     Underlying     All Other
                                                         Salary     Award(s)     Options     Compensation
Name and Principal Position                   Year         ($)        ($)          (#)          ($)(3)
------------------------------------------------------ ----------- ----------- ------------- -------------
Shawn McNamara                                2005       40,502      10,000      100,000           0
(Principal Executive Officer from             2004         0           0            0              0
November 16, 2005 through                     2003         0           0            0              0
present)

Adam Wasserman                                2005       40,610        0            0              0
(Principal Financial Officer from             2004         0           0            0              0
August 9, 2005 through present)               2003         0           0            0              0

Danielle Karp(1)(2)                           2005       68,270        0         100,000           0
(President from June 13, 2005                 2004       64,214        0            0              0
through February 3, 2006)                     2003         0           0            0              0

Ohad Jehassi(2)                               2005       82,958      80,000      100,000           0
(COO from July 13, 2005)                      2004         0           0            0              0
                                              2003         0           0            0              0

Mandee Heller Adler(2)                        2005       73,077     100,000      100,000           0
(CEO from June 21, 2005 through               2004         0           0            0              0
November 11, 2005)                            2003         0           0            0              0

Scott Young(2)                                2005         0           0            0              0
(President and CFO from inception             2004         0           0            0              0
through June 13, 2005)                        2003         0           0            0              0

----------------------------

(1)      The Company was formed in May 2005.  Amounts for periods  prior to 2005 reflect  compensation  received  from an entity that sold its assets to the Company.

(2)      Former officer and/or director of the Company.

(3)      As  to  Named  Executive  Officers,   perquisites  and  other  personal
         benefits,  securities,  or property  received  by each Named  Executive
         Officer  did not  exceed  the  lesser of  $50,000  or 10% of such Named
         Executive Officer's annual salary and bonus.

OPTION GRANTS TABLE FOR FISCAL 2005

         The following table contains information  concerning the grant of stock options to our executive  officers during the fiscal year. No stock appreciation rights were granted during the year.

                                       15

                             Number of
                            Securities           Percent of Total
                            Underlying         Options/SARs Granted         Exercise Or
                           Options/SARs        to Employees in Fiscal        Base Price
Name                        Granted (#)             Year(%)(1)                ($/Sh)         Expiration Date
---------------------   -----------------      ----------------------     ----------------   ------------------
Shawn McNamara                100,000                   5.9                    3.85           November 30, 2010

Adam Wasserman                   0                       0                       0            None

Danielle Karp                 100,000                   5.9                    3.85           July 13, 2015

Ohad Jehassi                  100,000                   5.9                    3.85           July 13, 2015

Mandee Heller Adler           100,000                   5.9                    3.85           July 13, 2015

Scott Young                      0                       0                       0            None

----------------------------------

(1)      Based on number of options granted and not forfeited as of December 31,
         2005. Does not include  options  granted to the Company's  non-employee
         Chairman of the Board of Directors.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following  table sets forth  information  regarding the exercise of stock options  during the last fiscal year by the named  officers in the Summary
Compensation Table above and the fiscal year-end value of unexercised options.

                                      Number of Securities
                                     Underlying Unexercised             Value Of Unexercised
                                     Options/SARs At FY-End           In-The-Money Options/SARs
                                        (#) Exercisable/                  At FY-End ($) (1)
Name                                     Unexercisable                Exercisable/Unexercisable
-------------------------------  -------------------------------  ----------------------------------
Shawn McNamara                             0/100,000                             0/0

Adam Wasserman                                0/0                                0/0

Danielle Karp                              0/100,000                             0/0

Ohad Jehassi                               0/100,000                             0/0

Mandee Heller Adler                        0/100,000                             0/0

Scott Young                                   0/0                                0/0

EQUITY COMPENSATION PLAN INFORMATION

         In addition to the 2006 Incentive  Stock Plan, we have two other equity compensation plans as described below.

                                       16

         2005 INCENTIVE STOCK PLAN

         An aggregate of 3,300,000 shares of Common Stock have been reserved for issuance under the 2005  Incentive  Plan. The purpose of the 2005 Incentive Plan is to provide an incentive to retain in the employ and as  directors,  officers, consultants,  advisors  and  employees  of the  Company,  persons  of  training, experience,  and  ability,  to attract  new  directors,  officers,  consultants, advisors and employees whose services are considered valuable,  to encourage the sense of proprietorship, and to stimulate the active interest of such persons in our  development  and financial  success.  Under the 2005 Incentive Plan, we are authorized to issue  incentive  stock options  intended to qualify under Section
422 of the Code,  non-qualified  stock options,  and restricted  stock. The 2005
Incentive  Plan is  administered  by the board of  directors  or a  compensation committee  designated be the board of directors of at least two  directors  (the
"Compensation Committee").

         Options and  restricted  Common Stock granted under the 2005  Incentive
Plan have a maximum term of ten years. Unless otherwise  determined by the board of directors  or  Compensation  Committee at the time of grant,  options will be subject  to a vesting  period of three  years.  Upon a change  in  control,  the vesting and  exercisability  of  outstanding  options and vesting of outstanding restricted  common  stock  may  accelerate.  The  2005  Incentive  Plan  permits
"cashless  exercise" of outstanding  options. As of the date of this Information
Statement,  options to purchase  2,948,500  shares of Common Stock  (intended to qualify as incentive  stock  options) and 282,100  shares of  restricted  Common
Stock have been granted under the 2005 Incentive Plan.

         DIRECTORS' PLAN

         The  Directors  Plan  provides  for the  grant of  non-qualified  stock options to non-employee directors of the Company and its subsidiaries. 2,000,000 shares of Common Stock have been reserved for issuance under the Directors Plan, provided  that awards to the Chairman of the board of  directors  are limited to
1,000,000 shares.  The Directors Plan provides that each  non-employee  director who is newly-elected or appointed  Chairman of the Board shall receive an option to  purchase  1,000,000  shares of common  stock  exercisable  on the  six-month anniversary  of the approval of the  Directors  Plan by the  stockholders,  each newly elected or appointed non-employee director (other than the Chairman) shall be granted an option to purchase  50,000 shares of common stock,  exercisable as to 50% of such  shares on the date  which is one year from the date of grant and
50% on the date which is two years from the date of grant.  The  Directors  Plan
permits  "cashless  exercise"  of  outstanding   options.   In  addition,   each
non-employee  director  shall be granted an option to purchase  50,000 shares of common stock on the second  anniversary of such director's  initial  election or appointment,  exercisable  as to 50% on the date which is one year from the date of grant and 50% on the date which is two years from the date of grant. All such options shall be exercisable  at the fair market value on the date of grant.  As of the date of this Information Statement,  1,000,000 options to purchase Common
Stock were granted to the Company's former Chairman of the Board.

                                       17

EMPLOYMENT AGREEMENTS

         Paul Soltoff  became  Chief  Executive  Officer of STAC  pursuant to an
Employment  Agreement  dated  October 31, 2005 and of the Company on February 3,
2006.  The  Agreement  provides that Mr.  Soltoff will serve as Chief  Executive
Officer for an initial five year term,  which will be renewed for additional one year terms  thereafter,  unless written notice is provided by either party.  The agreement  provides for an annual base salary of no less than $400,000,  as well as such  incentive  compensation  and  bonuses  as the  Board of  Directors  may determine  and  to  which  he  may  become  entitled  pursuant  to an  incentive compensation or bonus program.

         Donald  Gould  became Chief  Financial  Officer of STAC  pursuant to an
Employment  Agreement  dated  October 31, 2005 and of the Company on February 3,
2006.  The  Agreement  provides  that Mr.  Gould will  serve as Chief  Financial
Officer for an initial five year term,  which will be renewed for additional one year terms  thereafter,  unless written notice is provided by either party.  The agreement  provides for an annual base salary of no less than $225,000,  as well as such  incentive  compensation  and  bonuses  as the  board of  directors  may determine  and to which he may  become  entitled  to  pursuant  to an  incentive compensation or bonus program.

         Eric Obeck became President of STAC pursuant to an Employment Agreement dated  October 31, 2005 and of the  Company on February 3, 2006.  The  Agreement
provides  that Mr. Obeck will serve as President  for an initial five year term, which will be renewed for additional one year terms  thereafter,  unless written notice is provided by either party.  The  agreement  provides for an annual base salary of no less than  $325,000,  as well as such  incentive  compensation  and bonuses  as the Board of  Directors  may  determine  and to which he may  become entitled to pursuant to an incentive compensation or bonus program.

         Shawn  McNamara  became Vice  President  of the Company  pursuant to an
Employment  Agreement  dated November 30, 2005. The Agreement  provides that Mr.
McNamara will serve as the Vice President for an initial  one-year  term,  which will be renewed for additional one-year terms thereafter,  unless written notice is provided by either  party.  The  agreement  provides  for a signing  bonus of
$30,000 and an annual  base salary of  $180,000.  In  addition,  pursuant to the agreement, Mr. McNamara received five-year options to purchase 100,000 shares of the Company's Common Stock,  exercisable at $3.85 per share, subject to exercise upon his  continued  employment  as to one third (1/3) of such shares on each of the six month,  first,  and second year  anniversaries of the date of grant. Mr.
McNamara also received 10,000 shares of unregistered Common Stock.

COMPENSATION OF DIRECTORS

         Each non-employee  director who is newly elected or appointed  Chairman of the Board is granted an option to purchase up to  1,000,000  shares of Common
Stock.  Each person  (other than the Chairman) who is newly elected or appointed as a  non-employee  director  is granted an option to  purchase  fifty  thousand shares of Common Stock.  Each person who remains a  non-employee  director for a period of two  consecutive  years  following  the date of  initial  election  or appointment is granted an option to purchase fifty thousand  (50,000)  shares of
Common Stock.

                                       18

         In addition,  the current Chairman of the Board of Directors received a
$200,000  payment  in  connection  with  his  services  and a  $100,000  expense reimbursement in connection with the closing of the acquisition of SendTec.

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                                       19

                           FORWARD-LOOKING STATEMENTS

         This  Information  Statement  may  contain  certain   "forward-looking"
statements as such term is defined in the Private  Securities  Litigation Reform
Act of 1995 or by the U.S.  Securities  and  Exchange  Commission  in its rules, regulations  and releases,  which represent  Enclaves'  expectations or beliefs, including  but not  limited  to,  statements  concerning  Enclaves'  operations, economic performance,  financial condition,  growth and acquisition  strategies, investments,  and future  operational  plans.  For this purpose,  any statements contained  herein that are not statements of historical fact may be deemed to be forward-looking  statements.  Without  limiting the generality of the foregoing, words  such as  "may,"  "will,"  "expect,"  "believe,"  "anticipate,"  "intend,"
"could,"  "estimate," "might," or "continue" or the negative or other variations thereof or  comparable  terminology  are  intended to  identify  forward-looking statements.  These statements,  by their nature,  involve  substantial risks and uncertainties, certain of which are beyond Enclaves' control, and actual results may differ  materially  depending on a variety of important  factors,  including uncertainty  related to  acquisitions,  governmental  regulation,  managing  and maintaining  growth,  volatility of stock prices and any other factors discussed in this  and  other  of  Enclaves'  filings  with the  Securities  and  Exchange
Commission.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the  information  and reporting  requirements  of the
Securities Exchange Act of 1934, as amended, and in accordance with this act, we file periodic  reports,  documents and other information with the Securities and
Exchange  Commission  relating to our business,  financial  statements and other matters.  These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission,  450 Fifth
Street,  N.W.,  Washington,  DC 20549.  Our Securities  and Exchange  Commission
filings  are also  available  to the public  from the  Securities  and  Exchange
Commission's website at http://www.sec.gov.

By Order of the Board of Directors,

----------------------------
Paul Soltoff
Chief Executive Officer
March ___, 2006

                                       20

                                     ANNEX A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            RELATIONSERVE MEDIA, INC.

            UNDER SECTION 242 OF THE DELAWARE GENERAL CORPORATION LAW
                             ----------------------

         It is hereby certified that:

1.       The name of the corporation is RelationServe Media, Inc.

2.       The  Amended  and  Restated   Certificate  of   Incorporation   of  the
Corporation is hereby amended by amending and restating Article FIRST thereof as follows:

                FIRST:  The name of this corporation is SendTec, Inc.

3.       The  Amended  and  Restated   Certificate  of   Incorporation   of  the
Corporation is hereby  amended by amending and restating  Article FOURTH thereof as follows:

                FOURTH:  A.  CLASSES AND NUMBERS OF SHARES.  The total
                number of shares of stock which the Corporation  shall
                have  authority  to  issue  is   two-hundred   million
                (200,000,000).  The  Classes and  aggregate  number of
                shares of each class which the Corporation  shall have
                authority to issue are as follows:

                        1. One Hundred  Ninety  Million  (190,000,000)
                shares of Common  Stock,  par value  $0.001  per share
                (the "Common Stock"); and

                        2.  Ten   Million   (10,000,000)   shares   of
                Preferred  Stock,  par value  $0.001  per  share  (the
                "Preferred Stock"); and

                B. BLANK CHECK POWERS.  The  Corporation may issue any
                class of the Preferred Stock in any series.  The Board
                of Directors  shall have  authority  to establish  and
                designate  series,  and to fix the  number  of  shares
                included in each such series and the variations in the

                                 A-1

                relative   rights,   preferences  and  limitations  as
                between series, provided that, if the stated dividends
                and  amounts  payable on  liquidation  are not paid in
                full, the shares of all series of the same class shall
                share  ratably in the payment of  dividends  including
                accumulations,  if any,  in  accordance  with the sums
                which would be payable on such shares if all dividends
                were   declared   and  paid  in   full,   and  in  any
                distribution  of assets other than by way of dividends
                in accordance  with the sums which would be payable on
                such  distribution if all sums payable were discharged
                in full.

                Shares  of each  such  series  when  issued  shall  be
                designated  to  distinguish  the shares of each series
                from shares of all other series.

4.       The amendment of the Certificate of Incorporation  herein certified has been duly  adopted in  accordance  with the  provisions  of  Section  242 of the
General  Corporation  Law of the  State of  Delaware  pursuant  to a  resolution adopted by the  Corporation's  Board of Directors and by the affirmative vote of the holders of a majority of the capital stock of the  Corporation  at a meeting duly  noticed  and  conducted  in  accordance  with  Section  222 of the General
Corporation Law of the State of Delaware and the By-Laws of the Corporation.

         IN WITNESS  WHEREOF,  said  RelationServe  Media,  Inc. has caused this
Certificate  to be signed by Paul  Soltoff,  its Chief  Executive  Officer,  and
attested by Donald Gould, its Secretary this __ day of April, 2006.

                                            RELATIONSERVE MEDIA, INC.

                                            By:
                                               --------------------------------
                                            Name:    Paul Soltoff
                                            Title:   Chief Executive Officer

ATTEST:

By:
   -------------------------------------
Name:    Donald Gould
Title:   Secretary

                                      A-2

                                     ANNEX B

                            RELATIONSERVE MEDIA, INC.

                            2006 INCENTIVE STOCK PLAN

     1.   Purpose of the Plan.

          This  2006  Incentive  Stock  Plan  (the  "Plan")  is  intended  as an incentive, to retain in the employ of and as directors,  officers,  consultants, advisors and employees to RelationServe Media, Inc., a Delaware corporation (the
"Company"),  and any  Subsidiary  of the Company,  within the meaning of Section
424(f) of the United  States  Internal  Revenue  Code of 1986,  as amended  (the
"Code"), persons of training,  experience and ability, to attract new directors, officers,  consultants,  advisors and employees  whose  services are  considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

          It is further  intended that certain options  granted  pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code (the  "Incentive  Options")  while  certain  other  options  granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

          The Company intends that the Plan meet the  requirements of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

     2.   Administration of the Plan.

          The Board of Directors of the Company (the "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")  consisting of two or more  directors  who are  "Non-Employee  Directors"  (as such  term is defined  in Rule  16b-3)  and  "Outside  Directors"  (as such term is defined in
Section 162(m) of the Code), which shall serve at the pleasure of the Board. The
Committee,  subject  to  Sections  3, 5 and 6 hereof,  shall have full power and authority to designate  recipients of Options and restricted stock  ("Restricted
Stock") and to determine the terms and conditions of the  respective  Option and
Restricted Stock  agreements  (which need not be identical) and to interpret the provisions and supervise the  administration  of the Plan.  The Committee  shall

                                      B-1

have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified  Options. To the  extent  any  Option  does not  qualify  as an  Incentive  Option,  it shall constitute a separate Nonqualified Option.

          Subject to the provisions of the Plan, the Committee  shall  interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such  rules as it deems  necessary  for the proper  administration  of the Plan,
shall  make  all  other   determinations   necessary   or   advisable   for  the
administration  of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee  deems desirable to carry into effect the Plan or any Options or Restricted  Stock. The act  or  determination  of a  majority  of the  Committee  shall  be the  act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee  shall be fully  effective as if it had been made by a majority  at a meeting  duly held.  Subject to the  provisions  of the
Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

          In the event that for any reason the  Committee is unable to act or if the  Committee at the time of any grant,  award or other  acquisition  under the
Plan does not consist of two or more Non-Employee  Directors,  or if there shall be no such  Committee,  then the Plan shall be  administered  by the Board,  and references  herein to the  Committee  (except in the  proviso to this  sentence)
shall be deemed to be  references  to the Board,  and any such  grant,  award or other  acquisition may be approved or ratified in any other manner  contemplated
by  subparagraph  (d) of Rule  16b-3;   provided,  however,  that  grants to the
Company's  Chief  Executive  Officer or to any of the Company's  other four most highly  compensated  officers that are intended to qualify as  performance-based compensation  under  Section  162(m)  of the  Code may  only be  granted  by the
Committee.

     3.   Designation of Optionees and Grantees.

          The persons  eligible for  participation  in the Plan as recipients of
Options (the  "Optionees") or Restricted Stock (the "Grantees" and together with
Optionees,  the "Participants") shall include directors,  officers and employees of, and  subject  to their  meeting  the  eligibility  requirements  of Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), consultants,  vendors,  joint venture partners,  and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of  Restricted  Stock granted  to  Participants,  the  Committee  may  consider  any  factors it deems relevant,  including  without  limitation,  the office or  position  held by the
Participant or the Participant's  relationship to the Company, the Participant's degree of  responsibility  for and contribution to the growth and success of the
Company or any Subsidiary,  the Participant's length of service,  promotions and potential.  A  Participant  who has been granted an Option or  Restricted  Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

                                      B-2

     4.   Stock Reserved for the Plan.

          Subject to  adjustment  as  provided  in Section 8 hereof,  a total of
2,700,000  shares of the Company's Common Stock, par value $0.001 per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to Options  granted under the Plan to any  individual in any calendar year shall not exceed  1,000,000 shares and the method of counting such shares  shall  conform  to  any  requirements  applicable  to  performance-based
compensation   under   Section   162(m)  of  the  Code,  if   qualification   as
performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such  shares of Stock that may remain  unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the  purposes  of the Plan,  but until  termination  of the Plan the Company shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements  of the Plan.  Should any Option or  Restricted  Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be  delivered  upon the  exercise or vesting in full of an Option or
Restricted  Stock be reduced  for any  reason,  the shares of Stock  theretofore subject to such Option or Restricted  Stock may be subject to future  Options or
Restricted  Stock under the Plan,  except where such  reissuance is inconsistent with the  provisions  of  Section  162(m)  of the Code  where  qualification  as performance-based compensation under Section 162(m) of the Code is intended.

     5.   Terms and Conditions of Options.

          Options  granted  under the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)  OPTION  PRICE.   The  purchase  price  of  each  share  of  Stock
purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The  exercise  price for each
Option  shall be subject to  adjustment  as provided  in Section 8 below.  "Fair
Market Value" means the closing price on the final trading day immediately prior to the grant of  publicly  traded  shares of Stock on the  principal  securities exchange  on which  shares of Stock are  listed  (if the  shares of Stock are so listed),  or on the NASDAQ  Stock  Market (if the shares of Stock are  regularly quoted on the NASDAQ Stock  Market),  or, if not so listed or regularly  quoted, the mean between the closing bid and asked prices of publicly  traded  shares of
Stock in the over the counter market, or, if such bid and asked prices shall not be  available,  as  reported  by any  nationally  recognized  quotation  service selected  by  the  Company,  or as  determined  by  the  Committee  in a  manner consistent with the provisions of the Code. Anything in this Section 5(a) to the

                                      B-3

contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

          (b)  OPTION  TERM.  The  term of each  Option  shall  be  fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

          (c)  EXERCISABILITY.  Subject to Section 5(j) hereof, Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the  Committee at the time of grant;  provided,  however, that in the absence of any Option vesting periods designated by the Committee at the time of grant,  Options shall vest and become exercisable as to one-third of the total  amount of shares  subject to the Option on each of the first,  second and third  anniversaries  of the date of grant;  and  provided  further  that no
Options shall be exercisable until such time as any vesting limitation  required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation  shall be required for continued  validity of the exemption  provided under Rule 16b-3(d)(3).

          Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee  may  accelerate  the vesting and  exercisability  of  outstanding
Options,  in  whole or in  part,  as  determined  by the  Committee  in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the occurrence of a Change in Control,  each outstanding  Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee  shall  receive,  with respect to each share of Company Stock subject to such  Option,  an amount equal to the excess of the Fair Market Value of such shares  immediately  prior to such Change in Control  over the  exercise price per share of such Option;  such amount shall be payable in cash, in one or more  kinds  of  property  (including  the  property,  if  any,  payable  in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

          For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

               (i)     a tender  offer (or  series of related  offers)  shall be
          made  and  consummated  for  the  ownership  of  50%  or  more  of the outstanding  voting  securities of the Company,  unless as a result of such tender offer more than 50% of the outstanding  voting  securities of the  surviving  or  resulting  corporation  shall  be  owned in the aggregate  by  the  stockholders  of  the  Company  (as  of  the  time immediately  prior to the  commencement  of such offer),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

               (ii)    the Company shall be merged or consolidated  with another
          corporation,  unless as a result of such merger or consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or
          resulting   corporation  shall  be  owned  in  the  aggregate  by  the stockholders of the Company (as of the time immediately  prior to such

                                      B-4

          transaction),  any  employee  benefit  plan  of  the  Company  or  its
          Subsidiaries, and their affiliates;

               (iii)   the Company shall sell substantially all of its assets to
          another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such  assets  shall be owned in the  aggregate  by the  stockholders  of the  Company  (as of the time immediately prior to such  transaction),  any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

               (iv)    a Person (as defined  below) shall acquire 50% or more of
          the outstanding  voting  securities of the Company (whether  directly, indirectly,  beneficially  or of  record),  unless as a result of such acquisition more than 50% of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

          For purposes of this  Section  5(c),  ownership  of voting  securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act").  In addition,  for such  purposes,  "Person" shall have the meaning given in Section
3(a)(9) of the Exchange  Act, as modified  and used in Sections  13(d) and 14(d)
thereof;  however,  a Person  shall not  include  (A) the  Company or any of its
Subsidiaries;  (B) a trustee  or other  fiduciary  holding  securities  under an employee  benefit  plan  of the  Company  or any  of  its  Subsidiaries;  (C) an
underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the stockholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

          (d)  METHOD OF EXERCISE. Options to the extent then exercisable may be exercised  in whole or in part at any time during the option  period,  by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock  owned by the  Optionee  (based on the Fair  Market  Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld  shares of Stock having a Fair Market Value equal to the exercise  price of the Option,  or (iii) by a combination  of the foregoing, such Fair Market  Value  determined  by  applying  the  principles  set forth in
Section 5(a),  provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares  surrendered  to the Company is at least equal to such exercise price and except with respect to (ii) above,  such method of payment will not cause a disqualifying disposition of all or a portion of the
Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of
Stock  purchased upon exercise of an Option at such time as the Optionee (i) has

                                      B-5

given written notice of exercise and has paid in full for such shares,  and (ii)
has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

          (e)  NON-TRANSFERABILITY OF OPTIONS.  Options are not transferable and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee,  (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or
(iii) pursuant to a domestic  relations order. Any attempt to transfer,  assign, pledge or  otherwise  dispose  of, or to subject  to  execution,  attachment  or similar process,  any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

          (f)  TERMINATION  BY  DEATH.   Unless  otherwise   determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be  exercised  pursuant  to  Section  14(d)  hereof) or until the expiration  of the  stated  term of such  Option  as  provided  under  the Plan, whichever period is shorter.

          (g)  TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any  Subsidiary  terminates  by reason of total and  permanent  disability,  any
Option held by such Optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after  ninety  (90)  days  after  the  date  of such  termination  of employment  or service  (or, if later,  such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option,  whichever period is shorter;  PROVIDED,  HOWEVER, that, if the Optionee dies within such ninety  (90) day period,  any  unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable  at the time of death for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be exercised  pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

          (h)  TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the  extent it was  exercisable  at the time of such  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised  after ninety (90) days after the date of such  termination  of employment  or service  (or, if later,  such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of  death,  for a period of one (1) year  after the date of such  death

                                      B-6

(or,  if later,  such time as the Option may be  exercised  pursuant  to Section
14(d)  hereof)  or for the  stated  term of such  Option,  whichever  period  is shorter.

          For purposes of this paragraph  (h),  "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

          (i)  OTHER TERMINATION.  Unless otherwise  determined by the Committee and except as is provided below, if any Optionee's employment with or service to the  Company  or any  Subsidiary  terminates  for any reason  other than  death, disability or Normal or Early Retirement,  the Option shall thereupon terminate, except that the portion of any Option that was  exercisable  on the date of such termination  of  employment or service may be exercised for the lesser of ninety
(90) days after the date of  termination  (or, if later,  such time as to Option may be  exercised  pursuant  to Section  14(d)  hereof)  or the  balance of such
Option's  term,  which ever period is shorter.  The transfer of an Optionee from the  employ of or  service  to the  Company  to the  employ of or  service  to a
Subsidiary,  or vice versa,  or from one  Subsidiary  to  another,  shall not be deemed to constitute a termination  of employment or service for purposes of the
Plan.

               (i)     In the event that the  Optionee's  employment  or service
          with the Company or any  Subsidiary  is  terminated  by the Company or such  Subsidiary  for  "cause" any  unexercised  portion of any Option shall  immediately  terminate in its  entirety.  For purposes  hereof,
          "Cause"  shall  exist upon a  good-faith  determination  by the Board, following  a  hearing  before  the  Board  at which  an  Optionee  was represented by counsel and given an opportunity to be heard, that such
          Optionee has been accused of fraud,  dishonesty or act  detrimental to the interests of the Company or any Subsidiary of Company or that such
          Optionee  has been  accused of or  convicted  of an act of willful and material  embezzlement  or fraud  against  the  Company or of a felony under any state or  federal  statute;  provided,  however,  that it is specifically  understood  that  "Cause"  shall not  include any act of commission or omission in the good-faith  exercise of such  Optionee's business  judgment as a director,  officer or employee of the Company, as the case may be, of the  Company,  or upon the advice of counsel to the Company.

               (ii)    In the event that an  Optionee  is removed as a director,
          officer or  employee by the Company at any time other than for "Cause"
          or resigns as a director,  officer or employee  for "Good  Reason" the
          Option  granted to such Optionee may be exercised by the Optionee,  to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee  ceases to be a director,  officer or employee (or, if later, such time as to Option may be exercised  pursuant to Section  14(d)  hereof),  or the date on which the Option otherwise expires by its terms;  which ever period is shorter, at which time the Option shall terminate;  provided, however, if the Optionee  dies before the Options are  forfeited  and no longer

                                      B-7

          exercisable,  the terms and  provisions of Section 5(f) shall control.
          For  purposes of this  Section  5(i) Good Reason  shall exist upon the occurrence of the following:

               (a)     the  assignment  of Optionee  of any duties  inconsistent
                       with the  position  in the  Company  that  Optionee  held
                       immediately prior to the assignment;

               (b)     a Change of Control  resulting in a  significant  adverse
                       alteration  in the  status or  conditions  of  Optionee's
                       participation   with  the  Company  or  other  nature  of
                       Optionee's responsibilities from those in effect prior to
                       such  Change  of  Control,   including  any   significant
                       alteration  in  Optionee's  responsibilities  immediately
                       prior to such Change in Control; and

               (c)     the  failure  by  the  Company  to  continue  to  provide
                       Optionee  with  benefits  substantially  similar to those
                       enjoyed by Optionee prior to such failure.

          (j)  LIMIT ON VALUE OF INCENTIVE  OPTION.  The  aggregate  Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

     6.   Terms and Conditions of Restricted Stock.

          Restricted  Stock may be granted  under this Plan  aside  from,  or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

          (a)  GRANTEE  RIGHTS.  A Grantee  shall  have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in Section 6(d) below.

          (b)  ISSUANCE  OF  CERTIFICATES.   The  Company  shall  issue  in  the
Grantee's  name a  certificate  or  certificates  for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

          (c)  DELIVERY  OF  CERTIFICATES.   Unless  otherwise   provided,   any
certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

                                      B-8

          (d)  FORFEITABILITY,  NON-TRANSFERABILITY  OF RESTRICTED STOCK. Shares
of Restricted  Stock are  forfeitable  until the terms of the  Restricted  Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the  Committee has specified  such  restrictions  have lapsed.
Unless otherwise  provided by the Committee at or after grant,  distributions in the form of dividends or otherwise of  additional  shares or property in respect of shares of Restricted Stock shall be subject to the same  restrictions as such shares of Restricted Stock.

          (e)  CHANGE OF CONTROL.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding
Restricted  Stock,  in whole or in part, as determined by the Committee,  in its sole discretion.

          (f)  TERMINATION OF  EMPLOYMENT.  Unless  otherwise  determined by the
Committee at or after grant,  in the event the Grantee  ceases to be an employee or otherwise  associated  with the Company for any other  reason,  all shares of
Restricted  Stock  theretofore  awarded  to  him  which  are  still  subject  to restrictions shall be forfeited and the Company shall have the right to complete the blank stock  power.  The  Committee  may  provide  (on or after  grant) that restrictions  or forfeiture  conditions  relating to shares of Restricted  Stock will be waived in whole or in part in the event of  termination  resulting  from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     7.   Term of Plan.

          No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the  effective  date of the Plan,  but  Options theretofore granted may extend beyond that date.

     8.   Capital Change of the Company.

          In  the   event   of  any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's
proportionate   interest  shall  be  maintained  (to  the  extent  possible)  as immediately  before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other  adjustments as may be required under the tax laws so that any  Incentive  Options  previously  granted  shall  not be  deemed modified  within  the  meaning  of  Section  424(h)  of  the  Code.  Appropriate adjustments  shall  also be made in the  case of  outstanding  Restricted  Stock granted under the Plan.

          The  adjustments  described  above  will  be made  only to the  extent consistent with continued  qualification  of the Option under Section 422 of the
Code (in the case of an Incentive Option) and Section 409A of the Code.

                                      B-9

     9.   Purchase for Investment/Conditions.

          Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined  that such  registration is unnecessary,  each person exercising or receiving Options or Restricted Stock under  the Plan may be  required  by the  Company  to give a  representation  in writing that he is acquiring the  securities  for his own account for investment and not with a view to, or for sale in connection  with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

     10.  Taxes.

          (a)  The Company may make such provisions as it may deem  appropriate, consistent  with  applicable  law, in connection  with any Options or Restricted
Stock  granted  under  the Plan with  respect  to the  withholding  of any taxes
(including income or employment taxes) or any other tax matters.

          (b)  If any Grantee,  in connection with the acquisition of Restricted
Stock, makes the election permitted under Section 83(b) of the Code (that is, an election  to  include  in gross  income  in the  year of  transfer  the  amounts specified  in Section  83(b)),  such  Grantee  shall  notify the  Company of the election with the Internal Revenue Service pursuant to regulations  issued under the authority of Code Section 83(b).

          (c)  If any  Grantee  shall  make any  disposition  of shares of Stock issued pursuant to the exercise of an Incentive  Option under the  circumstances described  in Section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such Grantee shall notify the Company of such disposition within ten (10) days hereof.

     11.  Effective Date of Plan.

          The Plan shall be effective on March 2, 2006; provided,  however, that if, and only if,  certain  options are  intended to qualify as  Incentive  Stock
Options,  the  Plan  must  subsequently  be  approved  by  majority  vote of the
Company's  stockholders  no later than March 2, 2007,  and further,  that in the
event   certain   Option   grants   hereunder   are   intended   to  qualify  as
performance-based compensation within the meaning of Section 162(m) of the Code, the  requirements as to shareholder  approval set forth in Section 162(m) of the
Code are satisfied.

     12.  Amendment and Termination.

          The Board may amend,  suspend,  or terminate the Plan,  except that no amendment  shall be made that would impair the rights of any  Participant  under any Option or Restricted  Stock  theretofore  granted without the  Participant's consent,  and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

          (a)  materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

          (b)  materially  increase  the benefits  accruing to the  Participants under the Plan;

                                      B-10

          (c)  materially   modify  the   requirements  as  to  eligibility  for
participation in the Plan;

          (d)  decrease the exercise  price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market
Value per share of Stock on the date of grant thereof; or

          (e)  extend the term of any Option beyond that provided for in Section
5(b).

          The  Committee  may at  any  time  or  times  amend  the  Plan  or any outstanding  award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards,  provided that (except to the extent expressly  required or permitted by the Plan) no such amendment  will,  without  the  approval  of the  stockholders  of the  Company, effectuate a change for which stockholder  approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

          It is the  intention of the Board that the Plan comply  strictly  with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without,  in the case of an award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

     13.  Government Regulations.

          The Plan,  and the grant and exercise of Options or  Restricted  Stock hereunder,  and the  obligation of the Company to sell and deliver  shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations,  and to such approvals by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

     14.  General Provisions.

          (a)  CERTIFICATES.  All  certificates  for  shares of Stock  delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

          (b)  EMPLOYMENT  MATTERS.  Neither  the  adoption  of the Plan nor any grant or award  under  the Plan  shall  confer  upon any  Participant  who is an employee of the Company or any Subsidiary any right to continued  employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary,  as the case may be, nor shall it interfere in any way with  the  right of the  Company  or any  Subsidiary  to  terminate  the

                                      B-11

employment of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

          (c)  LIMITATION  OF  LIABILITY.  No  member of the  Committee,  or any officer or employee of the Company acting on behalf of the  Committee,  shall be personally liable for any action,  determination or interpretation taken or made in good faith with  respect to the Plan,  and all members of the  Committee  and each and any officer or employee of the Company acting on their behalf shall, to the extent  permitted by law, be fully  indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (d)  REGISTRATION OF STOCK. Notwithstanding any other provision in the
Plan,  no Option may be  exercised  unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities  laws any
Stock to be issued upon the exercise of an Option granted  hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject to such Option,  although the Company may in its sole  discretion  register such
Stock at such time as the Company  shall  determine.  If the Company  chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an appropriate  restrictive legend restricting  the transfer or pledge of the Stock  represented  thereby,  and the
Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

     15.  NON-UNIFORM DETERMINATIONS.

          The  Committee's  determinations  under the Plan,  including,  without limitation,  (i) the  determination of the Participants to receive awards,  (ii)
the form,  amount and timing of such awards,  (iii) the terms and  provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be  made  by it  selectively  among  Participants  who  receive,  or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

     16.  GOVERNING LAW.

          The validity,  construction,  and effect of the Plan and any rules and regulations  relating to the Plan shall be  determined  in  accordance  with the internal laws of the State of Delaware,  without  giving effect to principles of conflicts of laws, and applicable federal law.

                                            RelationServe Media, Inc.
                                            March 2, 2006